Summary of Significant Accounting Policies: Mineral Property and Exploration Costs Policy (Policies)	12 Months Ended
Aug. 31, 2014
Policy Text Block [Abstract]
Mineral Property and Exploration Costs Policy

f.  Mineral Property and Exploration Costs

The Company has been in the exploration stage since its formation on May 28, 2004 and has not realized any revenues from its planned operations.  It has been primarily engaged in the acquisition and exploration of mining properties.  Mineral property acquisition and exploration costs are expensed as incurred.  When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property are capitalized.  Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve.  If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations.